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                                                                   EXHIBIT 23(d)


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     We consent to the use of our report included in First Citizens Corporation's Annual Report on Form 10-KSB for the year ended March 31, 1998 incorporated herein by reference and to the reference to our firm under the heading "Experts" in the Proxy Statement/Prospectus.

                                            /s/ MAULDIN & JENKINS, LLC

Atlanta, Georgia
May 19, 1999